NOTTINGHAM INVESTMENT TRUST II

                                The CarolinasFund


                                   SUPPLEMENT
                               Dated April 6, 2000



This Supplement to the Prospectus and Statement of Additional Information of The CarolinasFund ("Fund"), a series of the Nottingham Investment Trust II ("Trust"), is to notify potential investors and other interested parties that the Fund will be liquidated and closed for business on May 1, 2000.

The Board of Trustees of the Trust, at the request of the Fund's investment adviser, Morehead Capital Advisors LLC ("Adviser"), decided at a Board of
Trustees Meeting, held on March 20, 2000, to liquidate the Fund based on the Adviser's belief that the Fund is no longer economical to operate. The Adviser has assured the Board of Trustees that the liquidation of the Fund will not result in:

     o  any additional expenses to the Fund or its shareholders;
     o the failure of the Adviser to reimburse the Fund for expenses over the contractual expense limitation; or
     o  the untimely distribution of dividends.

As a result of the decision to liquidate the Fund, the Board of Trustees determined at the March 20, 2000 Board Meeting to no longer accept purchase orders for shares of the Fund.

Pursuant to a letter from the Adviser to shareholders dated March 30, 2000, shareholders were advised that (i) the Board of Trustees determined to close the Fund on May 1, 2000; (ii) shareholders could liquidate their accounts before that date; and (iii) any accounts not liquidated before May 1, 2000 would be closed on that date and the proceeds of the account would be sent to the respective shareholder's address of record.



          Investors Should Retain This Supplement for Future Reference
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